UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 20, 2016

SP Plus Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(I.R.S. Employer Identification Number)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601-7702
(Address of Principal Executive Offices) (Zip Code)

(312) 274-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 20, 2016, the Registrant issued a press release announcing the date and time of its first quarter 2016 earnings release.  A copy of this press release is furnished with this Form 8-K as Exhibit 99.1.

Exhibit Index

99.1     Press Release dated April 20, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP Plus Corporation

Date: April 20, 2016	By:	/s/ Vance C. Johnston
Vance C. Johnston
Chief Financial Officer and Treasurer